     Exhibit 10.8

        THIRD AMENDMENT TO THE SENIOR SECURED CREDIT AGREEMENT, dated as of March 30, 2009 (this “Amendment”), made by and among (a) Borders Group, Inc., a Michigan corporation (the “Borrower”), (b) Pershing Square Credit Partners LLC, a Delaware limited liability company (“Pershing Square” or a “Lender”), (c) PSRH, Inc., a Cayman Islands exempted company (a “Lender”, and collectively with Pershing Square, the “Lenders”), and (d) Pershing Square Capital Management, L.P., a Delaware limited partnership (the “Collateral Agent” and the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as hereinafter defined).

RECITALS

        WHEREAS, the Borrower, the Lenders, the Collateral Agent, the Administrative Agent and certain other parties entered into that certain Senior Secured Credit Agreement, dated as of April 9, 2008 as amended by the First Amendment to the Senior Secured Credit Agreement, dated as of December 22, 2008 and the Second Amendment to the Senior Secured Credit Agreement, dated as of February 13, 2009 (the “Credit Agreement”); and

        WHEREAS, the Borrower, the Lenders, the Collateral Agent and the Administrative Agent desire to amend the Credit Agreement in accordance with Section 14.12 of the Credit Agreement in the manner set forth in this Amendment in order to extend the Maturity Date until April 1, 2010.

        NOW, THEREFORE, in order to carry out their intent as expressed above and in consideration of the mutual agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” and replacing it in its entirety with the following new definition:

“Maturity Date. April 1, 2010.”

2.	References in the Credit Agreement to “this Credit Agreement” or any particular Section thereof shall be deemed to refer to the Credit Agreement or such Section as amended hereby.

3.	The Borrower represents and warrants to the Lenders and the Agents as follows:

(i) All representations and warranties in the Credit Agreement other than Section 6.6.2, Section 6.18, Section 6.19, Section 6.26, Section 6.27 and Section 6.28 are true and correct with the same effect as if made at and as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date); provided, that (a) clauses (c) and (d) of the definition of “Material Adverse Effect” shall be deemed to be omitted for purposes of this representation, (b) the related disclosure schedules to the Credit Agreement shall be deemed amended by any facts set forth in the Borrower’s public filings with the Securities Exchange Commission from the date of the Credit Agreement to date hereof and the draft Form 10-K for the fiscal year ended January 31, 2009, a copy of which has been provided to the Administrative Agent’s Special Counsel prior to the date hereof, (c) there may be other changes to the related disclosure schedules to the Credit Agreement since the date of the Credit Agreement, and to the extent that such changes are not material and have resulted from the Borrower’s conduct of its business in the ordinary course, such changes shall not be deemed to be a breach of this representation; provided further that for purposes of Section 6.4.2 the term “FQ3 2007” shall be replaced with the term “FQ3 2008”.

	(ii)	All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent’s security interest in the Collateral, including, with respect to any United Kingdom security, the filing of any applicable UK security documents at the Companies Registration Office under Section 395 of the Companies Act of 1985 and such other filing as may be required under English law. The Collateral and the Administrative Agent’s rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses and the Borrower and all Subsidiaries of the Borrower that are a party to Pledge Agreement are the owners of the Collateral free from any Lien.

	(iii)	The Credit Agreement or any of the other Loan Documents do not contain any untrue statement of a material fact or omit to state a material fact (known to the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading.

	(iv)	The representations and warranties of the Borrower and any of its Subsidiaries contained in Section 6.1.2, Section 6.1.3 and Section 6.2 of the Credit Agreement are true and correct at and as of the date hereof, with the same effect as if made with respect to this Amendment, at and as of the date hereof.

4.	Notwithstanding anything in this Amendment to the contrary, this Amendment shall become effective on March 31, 2009 (the “Effective Date”), provided that:

	(i)	on or prior to the Effective Date, the Administrative Agent shall have received a duly executed copy of this Amendment by each of the parties hereto;

	(ii)	the Borrower (including without limitation any of its affiliates) shall not have provided any notice of acceptance (or any other similar notice) to Pershing Square Capital Management, L.P. pursuant to the Purchase Offer Letter, including without limitation under Section 1 thereof, on or prior to the Effective Date;

	(iii)	the Administrative Agent shall have received a certificate of the Borrower signed by an authorized officer of the Borrower to the effect that each of the representations and warranties of the Borrower in this Amendment are true and correct at and as of the Effective Date;

	(iv)	no Default or Event of Default shall have occurred and be continuing as of the Effective Date;

	(v)	the Borrower shall have paid to the Lenders or the Administrative Agent, as appropriate, the fees and expenses of the Administrative Agent’s Special Counsel.

5.	Except as expressly amended hereby, the Credit Agreement remains unmodified and is in full force and effect.
6.
This Amendment may be executed in two or more counterparts, each of which constitutes an original and all of which, when taken together, constitute one agreement. This Amendment may be delivered by facsimile and when executed and so delivered, shall be an original for all purposes.

7.	THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:

BORDERS GROUP, INC.

By:	/s/ Mark Bierley
Name: Mark Bierley
Title: EVP and Chief Financial
Officer

LENDERS:

PERSHING SQUARE CREDIT
PARTNERS LLC

PERSHING SQUARE CAPITAL
MANAGEMENT, L.P., its Managing
By:	Member

PS MANAGEMENT GP, LLC, its
By:	General Partner

By:	/s/ Roy J. Katzovicz
Name: Roy J. Katzovicz
Title: Authorized Signatory and
Chief Legal Officer

By:	/s/ Nicholas Botta
Name: Nicholas Botta
Title: Authorized Signatory and
Chief Financial Officer

PSRH, INC.

PERSHING SQUARE CAPITAL
MANAGEMENT, L.P., its Authorized
By:	Representative

PS MANAGEMENT GP, LLC, its
By:	General Partner

By:	/s/ Roy J. Katzovicz
Name: Roy J. Katzovicz
Title: Authorized Signatory and
Chief Legal Officer

By:	/s/ Nicholas Botta
Name: Nicholas Botta
Title: Authorized Signatory and
Chief Financial Officer

ADMINISTRATIVE
AGENT/COLLATERAL AGENT:

PERSHING SQUARE CAPITAL
MANAGEMENT, L.P.

PS MANAGEMENT GP, LLC, its
By:	General Partner

By:	/s/ Roy J. Katzovicz
Name: Roy J. Katzovicz
Title: Authorized Signatory and
Chief Legal Officer

By:	/s/ Nicholas Botta
Name: Nicholas Botta
Title: Authorized Signatory and
Chief Financial Officer